UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): August 7, 2018

3D SYSTEMS CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34220	95-4431352
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

333 Three D Systems Circle, Rock Hill, South Carolina 29730
(Address of Principal Executive Offices) (Zip Code)

(803) 326-3900
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 2.02. Results of Operations and Financial Condition.

On August 7, 2018, 3D Systems Corporation (the “Company”) issued a press release setting forth the Company’s results of operations for its second quarter and first six months ended June 30, 2018.  A copy of the Company’s press release is furnished herewith as Exhibit 99.1 and is incorporated into this Item 2.02 by reference. The information in this Item (and in such press release) shall not be deemed “filed” with the Securities and Exchange Commission (“SEC”) for purposes of the Securities Exchange Act of 1934, as amended nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.

Item 7.01. Regulation FD Disclosure.

Included in the press release mentioned above is an announcement that the Company plans to hold a conference call and webcast at 4:30 p.m., Eastern Time, on Wednesday, August 7, 2018, to discuss its second quarter and first six months ended June 30, 2018 financial results and other matters relating to the Company’s plans and operations. A copy of this press release, which contains additional information regarding how to access the conference call and webcast and how to listen to a recorded playback of the call after it is completed, is furnished herewith as Exhibit 99.1 to this Current Report on From 8-K and incorporated by reference herein. The slides to be presented on the webcast are furnished herewith as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated herein by reference. The information contained in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” with the SEC nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

     99.1           Press Release dated August 7, 2018.

     99.2           Webcast slides dated August 7, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

3D SYSTEMS CORPORATION

Date: August 7, 2018	By:	/s/ Andrew M. Johnson
Andrew M. Johnson
Executive Vice President, Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press Release dated August 7, 2018.

99.2	Webcast slides dated August 7, 2018.